[CLEARDAY LETTERHEAD]

As of May 12, 2024

Viveon Health Acquisition Corp.
3480 Peachtree Road NE, 2nd Floor - Suite #112
Atlanta, GA 30326

Gentlemen:

Reference is made to the Promissory Note, dated May 12, 2023 (the "*Note*"), by Viveon Health Acquisition Corp., a Delaware corporation ("*VHAQ*") in favor of Clearday, Inc., a Delaware corporation ("*CLRD*"). All capitalized terms used, but not otherwise defined, herein shall have the respective definitions assigned thereto in the Note.

The undersigned hereby agree that the definition of "Maturity Date" as set forth in Section 1 of the Note is hereby amended to be and read in its entirety as follows:

> "'*Maturity Date*' means the earlier of (i) the date of the closing the Business Combination and (ii) such earlier date as the parties shall from time to time agree in writing."

CLEARDAY, INC.

By:_________________________
Name: James T Walesa
Title: CEO

ACCEPTED AND AGREED TO:

VIVEON HEALTH ACQUISITION CORP.

By:_________________________
Name: Romilos Papadopoulos
Title: CFO

Annex A